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                      STANDARD INDUSTRIAL LEASE --- MULTI-TENANT
                     AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. PARTIES. This Lease, dated, for reference purposes only, July 29, 1993, is made by and between WVP Income Plus, III (herein called "Lessor") and Mercator Genetics Inc., a Delaware corporation (herein called "Lessee").

2.  PREMISES, PARKING AND COMMON AREAS.

    2.1. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of San Mateo, State of California commonly known as 4040 Campbell Avenue, Menlo Park and described as 12,000+ Sq. Ft. of 1st floor space of a larger free-standing two story building consisting of 48,000+ Sq. Ft. (See Exhibit "A" attached), herein referred to as the "Premises," as may be outlined on an Exhibit attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center."

    2.2. VEHICLE PARKING. Lessee shall be entitled to 30 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles." Lessee shall park on the left side of building only and have use of the adjacent rear parking lot.

         2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

         2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.3. COMMON AREAS -- DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center

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and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

    2.4. COMMON AREAS -- LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.5. COMMON AREAS -- RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

    2.6. COMMON AREAS -- CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common
Areas: (d) To add additional buildings and improvements to the Common Areas;
(e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

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         2.6.1     Lessor shall at all times provide the parking facilities
required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.  TERM.

    3.1. TERM. The term of this Lease shall be for Ten (10) months commencing on October 8, 1993 and ending on August 7, 1994 unless sooner terminated pursuant to any provision hereof. See Addendum Paragraph 47.

    3.2. DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

    3.3. EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.  RENT.

    4.1. BASE RENT. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 8th day of each month of the term hereof, monthly payments in advance of $10,200.00, Ten Thousand, Two Hundred Dollars and no/100 Dollars. Lessee shall pay Lessor upon execution hereof $10,200.00 as Base Rent for October 8 - November 7, 1993. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

    4.2. OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

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         (a)  "Lessee's Share" is defined, for purposes of this Lease, as 25%
percent.  See paragraph 54.

         (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

              (i) The operation, repair and maintenance, in neat, clean, good order and condition of the following:

                   (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and;

                   (bb) Trash disposal services;

                   (cc) Tenant directories;

                   (dd) Fire detection systems including sprinkler system maintenance and repair;

                   (ee) Security services;

                   (ff) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

              (ii) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2;

             (iii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

              (iv) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof;

              (v) The cost of water, gas and electricity to service the Common Areas.

         (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

         (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor

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from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty
(60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $10,200.00, as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  USE.

    6.1. USE. The Premises shall be used and occupied only for office, laboratory, research and development and all other legally approved uses by the City of Menlo Park, or any other use which is reasonably comparable and for no other purpose.

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    6.2. COMPLIANCE WITH LAW.

         (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

         (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

    6.3. CONDITION OF PREMISES.

         (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and

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regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

    7.1. LESSOR'S OBLIGATIONS. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs. strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

    7.2. LESSEE'S OBLIGATIONS.  See Attached Exhibit "B".

         (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

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         (b)  If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

         (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment.
Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

    7.3. ALTERATIONS AND ADDITIONS.  See Attached Exhibit "B".

         (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the

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work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

         (d)  All alterations, improvements, additions and Utility
Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

    7.4. UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  INSURANCE; INDEMNITY.

    8.1. LIABILITY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this

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paragraph 8.  The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

    8.2. LIABILITY INSURANCE LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.

    8.2. PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee.

    8.4. PAYMENT OF PREMIUM INCREASE.

         (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

         (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

    8.5. INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to

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reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

    8.6. WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

    8.7. INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

    8.8. EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.  DAMAGE OR DESTRUCTION.

    9.1. DEFINITIONS.

         (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

         (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repairs is fifty percent or more of the then replacement cost of the Premises.

         (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

         (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

         (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

         (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

         (g) "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

         (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

    9.2. PREMISES PARTIAL DAMAGE; PROMISES BUILDING PARTIAL DAMAGE.

         (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

         (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building

Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

    9.3. PREMISES TOTAL DESTRUCTION; PROMISES BUILDING TOTAL DESTRUCTION; INDUSTRIAL CENTER BUILDINGS TOTAL DESTRUCTION.

         (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or
(iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

    9.4. DAMAGE NEAR END OF TERM.

         (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor or Lessee may cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other of such party's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

    9.6. TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

    9.7. WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

    10.1. PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

    10.2. ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

    10.3. DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, Improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

    10.4. JOINT ASSESSMENT. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5.     PERSONAL PROPERTY TAXES.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

ASSIGNMENT AND SUBLETTING.

    12.1. LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

    12.2. LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

    12.3. TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligation, hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

    12.4. TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

         (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

         (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

         (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

         (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

         (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

    12.5. ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. DEFAULT; REMEDIES.

    13.1. DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a)  The vacating or abandonment of the Premises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

         (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty
(30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (d)(i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

    13.2. REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

    13.3. DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

    13.4. LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after written notice that such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14. CONDEMNATION. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE.

         (a) Upon execution of this Lease by both parties, Lessor shall pay to Cornish & Carey Commercial Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), for brokerage services rendered by said broker(s) to Lessor in this transaction.

         (b) Lessor further agrees that if Lessee exercises any Option, as defined in paragraph 40.l of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

         (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interests in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Said broker shall be a third party beneficiary of the provisions of this paragraph 15.

16. ESTOPPEL CERTIFICATE.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party,
(ii) there are no uncured defaults in the requesting party's performance, and
(iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee to the attention of Colleen Prince or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30. SUBORDINATION.

         (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39. OPTIONS.

    39.1. DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.2. OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

    39.3. MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4.  EFFECT OF DEFAULT ON OPTIONS.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraph 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), nor (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40. SECURITY MEASURES. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 47 through 54 which constitute a part of this Lease.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


LESSOR - WVP Income Plus III           LESSEE - Mercator Genetics Inc.





By Jon Rayden - General Partner   By      /s/ Colleen Prince
                                     ------------------------------



By   /s/ John Rayden              Its:  Director, Finance & Administration
   -----------------------

ADDRESS FOR NOTICES AND RENT                          ADDRESS

19400 Stevens Creek Blvd.,        4040 Campbell Avenue, Menlo Park 94025
Suite 200
Cupertino, CA 95014

    ADDENDUM TO THAT CERTAIN LEASE AGREEMENT DATED JULY 29,1993 MADE BY AND BETWEEN WVP INCOME PLUS, III, HEREIN CALLED ("LESSOR") AND MERCATOR GENETICS INC., A DELAWARE CORPORATION, HEREIN CALLED ("LESSEE")

47. TERM.  Effective June 7, 1994, this Lease shall continue on "rolling" sixty
(60) day period. Either party may then terminate the lease at any time, with a minimum of sixty days prior to written notice.

48. CONDITION OF PREMISES. Lessor shall provide Premises in an "As Is" condition.

49. HAZARDOUS MATERIALS.

       A.     DEFINITIONS.

       As used herein, the term "Hazardous Materials" shall mean any hazardous wastes, materials or substances and other pollutants or contaminants, which are or become regulated by any federal, state or local laws, ordinances, regulations, rules or requirements, including but not limited to, the Resource Conservation and Recovery Act, as amended, (42 U.S.C. Sections 6901 ET SEQ.), the Comprehensive Environmental Response, Compensation and Liability Act, as amended, (42 U.S.C. Sections 9601 ET SEQ.), the California Hazardous Materials Control Act, as amended, (Cal. Health & Safety Code Sections 25100 ET SEQ.), the California Hazardous Substance Account Act, as amended, (Cal. Health & Safety Code Sections 25300 ET SEQ.,) and the Safe Drinking Water and Toxic Enforcement Act (Cal. Health & Safety Code Section 25249.8) (Proposition 65). Without limiting the above, the term "Hazardous Materials" also includes petroleum (including crude oil and any of its fractions), radioactive materials, asbestos, pesticides, PCB's, and medical or biologic wastes.

       B.     COMPLIANCE WITH LAW.

          (1) Lessee shall comply with all federal, state and local laws, ordinances, regulations, rules or requirements relating to the Lessee's use and occupancy of the Leased Premises, including but not limited to those relating to worker safety, public health and the environment ("Applicable Laws"). Specifically, but without limiting Lessee's obligations described above, Lessee shall establish and adhere to any hazardous material management plan (the "Plan") required by the County of San Mateo, City of Menlo Park or any other federal, state or local governmental agency having jurisdiction ("Agency"), and if a Plan is required, Lessee shall, not later then six months from the commencement of this Lease, allow Lessor and Agency representatives to inspect the Leased Premises for compliance with the Plan, and correct and item not in compliance with the Plan, and correct any items not in compliance with Applicable Laws. Lessor may require that Lessee coordinate its Plan with other occupants of the Building. Lessee also shall not cause, maintain or permit any nuisance in, on or about the Premises, and shall not install any tanks outside or within the Premises, above or below ground, without the express written consent of Lessor.

          (2) If an Agency directs Lessee or Lessor to take any action with respect to the presence, release or threatened release of any Hazardous Materials on, under or about the Premises, and that directive arises out of Lessee's use of Hazardous Materials at the Premises or at any common area, Lessee shall promptly commence and thereafter diligently prosecute to completion, at Lessee's sole expense, any and all actions required by the Agency. Lessor shall retain the right to review and approve any remediation action proposed by Lessee. Lessee shall notify Lessor prior to taking any action in response to the directive.

       C.     LESSEE'S USE OF HAZARDOUS MATERIALS.

          (1) Lessee shall not, and Lessee shall not permit its employees, agents, contractors, subtenants, licensees, customers, invitees or parties permitted to enter the Premises by any of the foregoing (Lessee and such persons, collectively, "Lessee Parties") to, manage, handle, store or use in any way on the Premises any Hazardous Materials other than those necessary or useful for Lessee's business, and all activity involving Hazardous Materials must be in full and strict compliance with all Applicable Laws. Lessee parties shall not spill, leak, pump, pour, emit, empty, discharge, inject, leach, dump or dispose (hereinafter "Release") any Hazardous Materials onto, into or about the Premises, except to the extent permitted under Applicable Laws. Upon Lessor's request, Lessee shall provide Lessor with a list of all Hazardous Materials managed, handled, stored, used, or located on the Leased Premises at any time during the Lease Term, together with evidence that Lease has complied will all Applicable Laws, including obtainment of a state identification number for Hazardous Materials uses, if Applicable Laws require that Lessee obtain the same. Lessee shall comply fully, including the completion of any corrective or remediation action, with any premises closure requirements under Applicable Laws relating to Lessee's or Lessee Parties use of Hazardous Materials NOT LATER THAN the end of the Lease Term.

          (2) Lessee shall have an individual on staff (on at least a part-time basis) who is trained and assigned to handle environmental, health and safety matters, such as, but not limited to, radiation safety and emergency planning.

       D.     LESSOR'S RIGHT TO INSPECT.

       Upon prior written notice to Lessee, Lessor shall have the right at all times during the Lease Term to conduct a reasonable inspection of the Premises, including performing reasonable tests and investigations to determine if Lessee is in compliance with the terms of this Lease. In conducting these inspections, Lessor shall use its best efforts not to unreasonably disrupt Lessee's business operations. Lessor shall bear the cost of any tests and/or investigations, except that the cost of such test and/or investigations shall be borne by Lessee if (a) the tests and/or investigations indicate that Hazardous Materials are present on or under the Premises at concentrations exceeding levels for which remediation is required under any Applicable Law, and
(b) Lessee is responsible for the presence of such Hazardous Materials.

       E.     NOTICES.

       Lessee will immediately notify Lessor orally (with a written follow-up notice with five days) if Lessee knows or has reasonable cause to believe that a Release of Hazardous Material has come or will come to be located on, in about or beneath the Premises in violation of Applicable Laws, provided that such notification obligation shall not in itself imply the existence of a remediation obligation on the part of Lessee. Lessee also shall notify Lessor of (a) any formal or informal correspondence or communication from any Agency concerning the release of Hazardous Materials on or migrating to or from the Premises, or the violation or possible violation of any Applicable Law; or (b) any claims made or threatened by any third party relating to loss, damage or injury claimed to have been caused by and Lessee Party's handling, storage or use of any kind of Hazardous Materials on the Premises or any Leased Party's alleged violation of any Applicable Laws.

       F.     INDEMNIFICATION.

          (1) Lessee shall indemnify, defend (with legal counsel acceptable to Lessor) and hold Lessor, its shareholders, officers, agents, employees, successors and assigns harmless from any and all claims, demands, judgments, damages, liabilities or losses (including diminution in value of the Premises or damages from loss or restriction on use of the Premises), costs and expenses (including attorney's fees, consulting fees and expert fees), response and/or removal costs (including costs associated with site restoration, monitoring, corrective action, or closure), penalties, fines and punitive damages arising out of or in connection with the handling, storage, use, generation, treatments, manufacture, other management or Release of any Hazardous Materials by any Lessee Party.

          (2) Lessor shall indemnify, defend and hold Lessee, its shareholders, officers, agents, employees, successors and assigns harmless from any and all claims, demands, judgments, liabilities or losses, penalties, fines and punitive damages arising out of or in connection with the handling, storage, use, generation, treatment, manufacture, other management or Release of any Hazardous Materials in or about the Premises, the Building or Industrial Center caused by any person or entity other than a Lessee Party. Without limiting the generality of the foregoing, Lessor acknowledges that the Premise Room 1123 may contain trace elements of radioactivity which were not caused by Lessee. Lessee shall have no responsibility or liability for the clean up of such radioactivity.

       G.     REMEDIATION OF HAZARDOUS MATERIALS.

       If a Release of any Hazardous Materials occurs on the Leased Premises during the term of the Lease as a result of any act or omission of any Lessee Party, Lessee, at its sole expense, shall (a) promptly make all reasonable efforts to contain and mitigate such Release, (b) provide prompt notification to the proper authorities if required by an Applicable Law, and (c) upon notice to Lessor and with Lessor's approval, investigate and take all appropriate removal or remedial actions necessary to comply with any Applicable Law. This provision shall survive the expiration or termination of this Lease.

50. OPERATING EXPENSES.

       A. Notwithstanding the provisions of Paragraph 4.2, the following shall not be included within Operating Expenses:

          (1) Costs of a capital nature, except as provided in Paragraph 52, including but not limited to capital improvements and alterations, capital equipment, and capital tools as determined in accordance with generally accepted accounting principles.

          (2) All interest, loan fees, and other carrying costs related to any mortgage or deed of trust on the Industrial Center or any capital item, and all rental and other payable due under any ground or underlying lease, or any lease for any equipment ordinarily considered to be of a capital nature (except janitorial equipment which is not affixed to the Building).

          (3) Costs of repairs and other work occasioned by fire, windstorm, or other casualty covered or required to be covered by insurance.

          (4) Any costs, fined, or penalties incurred due to violations by Lessor or any governmental rule or authority, this Lease or any other lease in the Property, or due to Lessor's negligence or willful misconduct.

          (5) Management costs (which shall be deemed to include salaries, benefits, and other compensation to all management personnel) in excess of 5% per annum of the annual Base Rent.

          (6) The cost of monitoring, containing, removing, or otherwise remediating any contamination of the Industrial Center (including the underlying land and ground water) by any Hazardous Materials where such contamination was not caused by Lessee.

          (7) Any other expense that under generally accepted accounting principles and practice consistently applied would not be considered a normal maintenance or operating expense.

          (8) Any insurance deductible to the extent that Lessee's Share thereof would exceed $1,000.

51. COMPLIANCE WITH LAW.

    Notwithstanding anything to the contrary contained in the Lease, including, without limitation, the provisions of Paragraphs 6.2(a) and (b), Lessee shall not be responsible for compliance with any laws, codes or ordinances where such compliance is not related specifically to Lessee's use, occupancy, or alteration of the Premises. For example, if any governmental authority should require the building to be structurally strengthened against earthquake, or should require the removal of asbestos from the building, such compliance shall be performed by and at the sole cost of Lessor. Without limiting the generality of the foregoing, Lessor agrees that it shall be responsible at its sole cost and expense for ensuring that the Industrial Center and all portions thereof comply with Title III of the Americans with Disabilities Act, except to the extent compliance is triggered by Lessee's alterations, if any.

52. LESSEE'S MAINTENANCE AND REPAIR OBLIGATIONS.

    Notwithstanding the provisions of Paragraph 7.2(a), Lessor, and not Lessee, shall be responsible for the maintenance and repair of the plumbing, electrical, and HVAC systems serving the Premises, except for damage caused by Lessee. In the event the Lessor repairs or replaces any portion of the major systems, as defined to be electrical, plumbing, HVAC, and/or roof, the cost of such repairs or replacements shall be amortized over the useful life of the replacement as defined by generally accepted accounting principles. Lessee shall be obligated to reimburse Lessor only for that portion of the amortized cost of replacement applicable to the remaining term of the Lease; provided, however, in no event shall Lessee's major systems reimbursement obligation exceed, in the aggregate, the amount of $2500.00.

53. INDEMNITY

    Notwithstanding anything to the contrary in the Lease, Lessee shall not be required to indemnify, defend, or hold Lessor harmless from or against claims, liability, loss, cost or expense arising out of the breach by Lessor, or Lessor's agents, employees, licensees, invitees, or independent contractors (collectively "Lessor's Agents"), of any covenant, representation or warranty under this Lease, or any negligence or willful misconduct of Lessor or Lessor's Agents.

54. UTILITIES COST

    Lessee shall pay to Lessor its pro-rata share of utilities of the Leased Premises. For example, should Lessee be the only Tenant within the Premises, Lessee shall pay to Lessor 100% of the utilities cost. If, however, a second tenant occupies 10,000 square feet of the Premises, Lessee shall pay to Lessor
 .545% of the utilities cost (12,000 square feet divided by 22,000 square feet).

                                         MAP

                               MERCATOR GENETICS, INC.
                   MULTI-TENANT LEASE AGREEMENT DATED JULY 29, 1993
               BETWEEN WVP INCOME PLUS, III AND MERCATOR GENETICS, INC.
                                      EXHIBIT B

7.2 LESSEE'S OBLIGATIONS.

The following list of items are noted to be damaged or destroyed prior to Mercator Genetics' sub-lease with Raychem.

    o    Faucet broken in Room 1043.

    o    Trace elements of radioactivity on benches in Room 1123.

    o Ants surrounding the perimeter of the building causing substantial ant problem in the interior.

7.3 ALTERATIONS AND ADDITIONS.

The following is a list of the improvements to the facility that Mercator Genetics would like to initiate at our expense. Upon termination of the lease, Lessee will allow Lessor to acquire improvements at no cost to Lessor.

    o    Install sink in Room 1043

    o    Install sink in Room 1107

    o    Install sink in Room 1097

    o    Install lab bench in Room 1043

    o    Install lab bench in Room 1082

                                     EXHIBIT "C"

                               MERCATOR GENETICS, INC.

SECTION B. CHEMICAL INVENTORY SUMMARY

Proposed maximum amounts of hazardous materials maintained on-site summarized by hazard class.

1.  FLAMMABLE LIQUIDS
    1.2 gal.

2.  CORROSIVES
    Class A - 0.4 gal.
    Class B - 1.0 gal., 0.44 lbs.

3.  POISONS
    Class B - 0.13 gal., 1.8 lbs.

4.  OXIDIZERS
    0.02 lbs.

5.  RADIOACTIVES
    8 mCi

6.  OTHER REGULATED MATERIALS
    0.26 gal.

                               CHEMICAL INVENTORY CHART

                               FIRST AMENDMENT OF LEASE

    This First Amendment of Lease ("Amendment") is made and entered into this 11th day of August, 1993, by and between WVP Income Plus III, a California Limited Partnership ("Landlord"), and Mercator Genetics Inc., a Delaware Corporation ("Tenant").

                                       RECITALS

    A. Landlord and Tenant entered into a lease dated July 29, 1993, and an Addendum attached thereto, wherein Tenant agreed to lease from Landlord approximately 12,000 square feet of space in the building commonly known as 4040 Campbell Ave., Menlo Park, California ("Premises").

    B.   Landlord and Tenant now desire to amend the terms of the Lease.

    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

    1. Rent shall be due on the first day of each month. The $10,200 received by Landlord with the execution of the lease shall be for the period October 8, 1993 through November 7, 1993. Rent for the period November 8, 1993 through November 30, 1993 in the pro-rated amount of $7,820 shall be due on November 1, 1993. Beginning December 1, 1993 and each month thereafter, monthly rent in the amount of $10,200 shall be due on the first day of each month.

    2. Paragraphs #52 and #54 of the Addendum to Lease dated July 29, 1993 shall be deleted.

    3. The term "Operating Expenses" as defined in the lease, shall also include (a) the repair and maintenance of the roof and roof covering to the building, (b) the repair and maintenance of any HVAC system serving the building, (c) the repair and maintenance of all plumbing and electrical systems,
(d) any and all other repairs and maintenance costs of any kind attributable to the Premises or to Common Areas, (e) all costs of utilities to the building, and the common areas including but not limited to, water, gas, electricity, and garbage removal, (f) landscape maintenance, and (g) a property management fee equal to 5% of the total amount of base rent, operating expenses, insurance premiums, and real property taxes.

    4. The term "Operating Expenses" as defined in the lease, shall not include (a) any and all repairs and maintenance costs of any kind attributable to any part of the building or Industrial Complex leased to other Tenants and
(b) replacement of either the roof or the HVAC system. If replacement is required, Landlord shall cause the necessary replacement and Tenant shall pay its share (25%) of the monthly amortized cost of the replacement with its monthly rent. The monthly amortized cost of the replacement shall be determined by dividing the cost of the replacement by the useful life of the item as determined by the contractor hired by Landlord to do the replacement. However, in no event shall Tenant's monthly share exceed $250 for all replacements incurred.

    5. All "Operating Expenses" as defined in the lease except for insurance premiums and property taxes, shall be allocated by Landlord among the Tenants in the Building and/or Industrial Center which may be multiple Tenants (if there is more than one Tenant) of the Building and/or the Industrial Center. Landlord shall allocate these costs on an equitable basis such that all such costs and charges are paid by Tenants and not by Landlord, whether or not the Building or the Industrial Center are fully occupied. (If Tenant is the only occupant of the Building, Tenant shall pay 100% of the operating expenses for the building and Common Area, except for common area costs allocated to the other Building in the Industrial Center.) All "Operating Expenses" attributable specifically to the Premises, shall be allocated and paid 100% by Tenant.

    6. All insurance premiums and property taxes shall be allocated by Landlord as though the Building and/or the Industrial Center were fully leased. Tenant shall pay its pro-rata share (25%) of insurance premiums and taxes allocated to the Building. The building's share of these expenses is 80% of the total for the Industrial Center. Therefore, Tenant's share of insurance premiums and property taxes for the Industrial Center is 20%.

    7. The Premises are a part of the Building which are a part of the Industrial Center and in this connection, Tenant agrees to abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care, and cleanliness of the industrial center. Without limiting the foregoing, Tenant shall not use, keep or permit to be kept, any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner that unreasonably interferes in any way with other tenants or those having business in the Industrial Center.

    8. The lease, and the rights and obligations of Landlord and Tenant under the Lease, is subject to and contingent upon the approval of this lease by Landlord's first mortgage holder by August 30, 1993.

    9. Any claim by Tenant against Landlord shall be limited as described in the lease, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners, General Partners, officers or agents of Landlord, and shall look solely to the assets of the partnership, WVP Income Plus III, for any liability that Landlord may have to Tenant.

    10. Notwithstanding anything to the contrary, Landlord shall be responsible for providing all services to the building, including. but not limited to utilities, repairs, maintenance, and all other items for the use and operation of the building. However, Tenant shall be responsible for providing its own janitorial service. This Paragraph is intended to identify the party who will do the work and Tenant shall still pay for these items as they are included in operating expenses as provided in the lease.

    11. Notwithstanding anything to the contrary herein, Tenant's pro rata share of all operating expenses, excluding taxes, insurance, utilities, and janitorial, shall not exceed more than $1,200.00 ($0.10 per square foot) per month during the term of this lease. Landlord shall provide quarterly statements in reasonable detail with supporting documentation for all operating expenses. The first quarter shall be October 8, 1993 through December 31, 1993 and then the quarters will end March 31, 1994, June 30, 1994, and August 7, 1994.

The parties have signed this Second Amendment of Lease, which for reference purposes shall be deemed to be dated as of the date first written above.


LANDLORD                               TENANT


WVP Income Plus III                    Mercator Genetics, Inc.
A California Limited Partnership       A Delaware Corporation


By:  /s/ Jon Rayden                    By:  /s/ Colleen Prince
    ---------------------------            -----------------------------


Its:   General Partner                 Its:  Director, Finance:  Administration

Date:  8/11/93                         Date:  August 11, 1993

                                         MAP

                              SECOND AMENDMENT OF LEASE

    This Second Amendment of Lease ("Amendment") is made and entered into this 7th day of February, 1994, by and between WVP Income Plus III, a California Limited Partnership ("Landlord") and Mercator Genetics Inc., a Delaware Corporation ("Tenant").

                                       RECITALS

    A. Landlord and Tenant entered into a lease dated July 29, 1993, and an Addendum attached thereto, and a First Amendment to Lease dated August 11, 1993, wherein Tenant agreed to lease from Landlord approximately 12,544 square feet of space in the building commonly known as 4040 Campbell Ave., Menlo Park, California ("Premises").

    B.   Landlord and Tenant now desire to amend the terms of the Lease.

    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

    1.   The term of the lease shall be extended to end on June 30, 1995.

    2. Original Rent $10,200, plus an additional $150/mo. for 544 additional square feet. See Exhibit A attached. Total Rent $10,350.

    The parties have signed this Second Amendment of Lease, which for reference purposes shall be deemed to be dated as of the date first written above.


LANDLORD                               TENANT


WVP Income Plus III                    Mercator Genetics, Inc.
A California Limited Partnership       A Delaware Corporation


By:  /s/ Jon Rayden                    By:  /s/ Colleen Prince
    ---------------------------            -----------------------------


Its:   General Partner                 Its:  Director, Finance:  Administration

Date:  2/16/94                         Date:  2/15/94

                               THIRD AMENDMENT OF LEASE

    This Third Amendment of Lease ("Amendment") is made and entered into this 10th day of October, 1994, by and between WVP Income Plus III, a California Limited Partnership ("Landlord") and Mercator Genetics Inc., a Delaware Corporation ("Tenant").

                                       RECITALS

    A. Landlord and Tenant entered into a lease dated July 29, 1993, and an Addendum attached thereto, a First Amendment to Lease dated August 11, 1993, and a Second Amendment to Lease dated February 7, 1994, wherein Tenant agreed to lease from Landlord approximately 12,544 square feet of space in the building commonly known as 4040 Campbell Ave., Menlo Park, California ("Premises").

    B.   Landlord and Tenant now desire to amend the terms of the Lease.

    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

    1. Effective November 1, 1994, the Premises shall include that space outlined as Space B on Exhibit "A" attached hereto.

    2. Effective November 1, 1994, the monthly Base Rent shall be increased by $900.00 to $11,250.00. Additional 2,000 square feet at 0.45 = $900.

April 27, 1995


Mr. Jon Rayden
General Partner
WVP INCOME PLUS III
19400 Stevens Creek Boulevard
Cupertino, CA 95054

    RE: FOURTH AMENDMENT to the Master Lease dated July 29, 1993, as modified by First Amendment dated August 11, 1993, as modified by Second Amendment dated February 7, 1994, as modified by Third Amendment dated October 10, 1994.

Dear Jon,

    This letter shall constitute the Fourth Amendment dated April 27, 1995 to the Master Lease dated July 29, 1993, as modified in the above statement for the property located at 4040 Campbell Avenue, Menlo Park, California.

    1. PREMISES: The first floor of the building consisting of the initial thirteen thousand eight hundred ninety-one (13,891) rentable square feet, plus an additional 5,408 square feet of expansion space (EBT) plus an additional 5,387 square feet of warehouse space, for a total of 24,686 square feet.

    The additional space commitment of 5,387 +/- square feet is a concession by Mercator Genetics given your request that the entire first floor be rented. Any modification to this area will require extensive building code restorations and will be cost prohibitive and therefore Mercator Genetics will be required to lease such additional space without the ability to have it improved. Mercator Genetics however is willing to lease such space provided this additional space is not factored into the gross building operating expense cost, including but not limited to, property management fee, insurance and taxes.

    2. LEASE TERM: The term of the Lease shall be for a period of three (3) years and three (3) months commencing July 1, 1995 and terminating September 30, 1998.

    3.   USE OF PREMISES:  As per Lease Agreement dated July 29, 1993.

    4.   RENT SCHEDULE:  The monthly base rent shall be as follows:

                        EXISTING       EBT         WAREHOUSE
    TIME FRAME          13,891 SF/     5,408 SF/   5,387 SF/    TOTAL RENT
                        NNN            NNN         GROSS
    7/1/95-12/31/95     $10,620                                 $10,620
    1/1/96-12/31/96     $11,000        $4,380      $ 850        $16,230
    1/1/97-09/30/98     $12,000        $4,905      $ 995        $17,900

    5. LEASE RENEWAL OPTION: Tenant shall have two (2) one (1) year options to extend the term of the Lease. During the first option year the rental rate shall be $17,900/month and during the second option year the rate shall be $18,700/month. Said option shall be exercised, in writing, no later than-six
(6) months prior to the end of the lease term or extension period.

    6. OPTION TO LEASE SECOND FLOOR SPACE: Tenant shall retain the option to lease for a 23 month term ending on September 30, 1999, the current Spectra Biomedical space of 10,000 +/- square feet commencing immediately upon current lease termination of October 31, 1997. Such option to exercise must be exercised in writing to Landlord no later than April 30, 1997. The rental rate shall be $0.85 NNN/square foot. Tenant agrees that in the event it exercises its option to lease the Spectra space, it will also exercise its first option to extend as described in Paragraph 5 above. In any event, notwithstanding that the second floor lease term ends on September 30, 1999, Tenant shall still have the right to elect to exercise the second renewal option with respect to the Premises described in paragraph 1 above. In the event Tenant exercises the second renewal option of the first floor, it shall also have the option, which Landlord hereby grants, to extend the term of the second floor through September 30, 2000. Such option shall be exercised, if at all, simultaneously with the second renewal option. Landlord agrees to provide Tenant with new carpet in carpeted areas and new VCT floor tiles as needed in laboratory areas for major obvious cracked or missing tiles and repaint the entire second floor space. If Tenant exercises the second floor option, the ground floor lease rate for the period from the expiration of the ground floor lease (September 30, 1998) until the termination of the lease for the optioned space, shall remain the same rent as currently specified in Paragraph 5 above.

    7. RIGHT OF FIRST REFUSAL: In the event Tenant does not exercise its option to expand into the second floor and such space remains vacant, Tenant shall retain a reoccurring Right of First Refusal. Tenant shall be required to respond in writing within three (3) business days of receiving notice of a bona fide written offer, together with a copy thereof.

    8. RIGHT TO ASSIGN OR SUBLEASE: Tenant will require the Right to Assign the Lease in its entirety or to sublease all or any portion of the Premises without the consent of the Landlord to (a) any entity resulting from a merger or consolidation with Tenant, or (b) any subsidiary or affiliate of Tenant. Upon such an assignment, the assigning Tenant shall be released of all liability under the Lease, as amended, provided that, in the event of an assignment described in clause (b) above, the assignee has financial strength equal to or greater than that of the assigning Tenant at the time of the assignment. Any other assignment or sublease would be made with the prior written consent of the Landlord whose consent shall not be unreasonably withheld or delayed.

    9. IMPROVEMENTS TO PREMISES: Landlord, at Landlord's sole cost and expense, shall warrant that all electrical, HVAC, and plumbing shall be in good working order. Landlord to be responsible to clean and paint the 5,408 square feet EBT space and steam clean carpet before Tenant occupies the space. Landlord shall also paint the entire 5,387 square feet at $0.30 per square foot up to $1,600.

    Landlord, at Landlord's sole cost and expense, shall provide new carpet to all existing carpeted areas, including common area hallway to rear entrance, and paint the entire 13,891 square feet of existing rented space, and install new VCT floor tiles as needed in laboratory areas to restore major obvious cracked or missing tiles.

    If Tenant, at any time or times during the term of the Lease, shall desire to make any alterations or improvements on the Premises, or any part or parts thereof, the same shall be constructed without cost or expense to Landlord (subject to Paragraph 11 below), in accordance with the requirements of all laws, ordinances, codes, orders, rules and regulations of all governmental authorities having jurisdiction over the Premises. In particular, Tenant shall have the right to modify the building interiors. Should any modifications require a building permit, such work shall be done by a licensed contractor.

    10. OWNERSHIP OF SPECIALIZED TENANT IMPROVEMENTS: At the termination of the Lease and any extension options, Tenant shall have the right to remove from the Premises (and any expansion space) any specialized tenant improvements installed by Tenant so long as Tenant repairs any damage resulting from such removal.

    11. LANDLORD WARRANTY: The Landlord, at Landlord's sole cost and expense, will warrant that the building and all building systems and sub-systems are in good working condition. In the event that the premise is not in compliance with any code or other legal requirement (including without limitation Title 24 and ADA requirements) and compliance is required by governmental or other authority, Landlord shall be fully responsible for such compliance. The Tenant Improvement Allowance will not be used for these purposes.

    12. EXCLUSIVE ACCESS TO SIDE AND REAR ENTRY: Effective upon Spectra Biomedical current lease expiration on October 31, 1997 and Mercator exercising its option to lease second floor, Tenant shall be granted sole use of the side and rear doors for entry and exit purposes. The only exception shall be in emergency exit situations required by other second floor tenants.

    13. PARKING: Tenant shall be granted use of an additional fifty (50) non-designated parking spaces from the rear of the existing building parking lot. Landlord shall improve the areas between the additional parking and the rear exit door as to provide a safer and more inviting rear entrance. Specifically, the stairwell shall be repaired, rear paved lot area shall be repaired as needed, gravel or some other material brought in to provide an even and safe pathway across railroad tracks for employees, tree to be removed, and indoor and outside lighting to be increased at the rear entrance. The Tenant Improvement Allowance will not be used for these purposes.

    14. COMMERCIAL SIGN: Landlord agrees to remove Cornish & Carey Commercial sign from front entrance as of the date the Landlord's first mortgage holder approves this proposal.

    15. SECURITY DEPOSIT: The security deposit shall be increased to be equal to one month's rent at all times during the lease.

    16. CONTINGENCY: This Fourth Amendment is contingent on Landlord being able to obtain the approval of these terms from Landlord's first mortgage holder, within two weeks of this final executed Lease Amendment dated April 27,1995. Landlord will attempt to obtain a Nondisturbance Agreement executed by Landlord's first mortgage holder within thirty (30) days of this final executed lease agreement dated April 27, 1995.

    17. SEISMIC AND OTHER STRUCTURAL WORK: Notwithstanding any other provision of this Lease, Landlord acknowledges and agrees that Landlord, at Landlord's sole cost and expense (which shall not be passed through to Tenant in any manner), shall be responsible for any and all structural work (including without limitation seismic upgrades) required by any entity, agency, authority, etc., having jurisdiction over the Building or the Premises, except to the extent such structural or seismic work is required as a condition to the approval by any such entity, agency, authority, etc., of any alterations to the Building or the Premises requested by Tenant.

    18. APPROVAL OF TENANT ALTERATIONS TO PREMISES: In the event that any work is required to the Building or the Premises by any entity, agency, or governmental or other authority pursuant to Paragraphs #11 or #17 above, and such work is triggered by any improvement or alteration actually made to the Premises by Tenant, then Tenant and not Landlord shall be responsible for and shall pay for any and all such work.

    19. Any claim by Tenant against Landlord shall be limited as described in the Lease, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners, General Partners, officers or agents of Landlord, and shall look solely to the assets of the partnership, WVP Income Plus III, for any liability that Landlord may have to Tenant. Landlord will attempt to obtain a Non disturbance Agreement in favor of

Tenant executed by Landlord's Mortgage Lender within thirty (30) days of a fully executed agreement.

                                       Sincerely,


                                       /s/ Colleen Prince



                                       Colleen Prince
                                       Director, Finance & Administration



ACKNOWLEDGED AND AGREED:
LANDLORD:  WVP Income Plus III



By:  /s/ Jon Rayden
    ------------------------
    Jon Rayden

    General Partner

Date:    May 22, 1995

                                     May 29, 1997


Mr. Jon Rayden
General Partner
WVP Income Plus III
19400 Stevens Creek Boulevard
Cupertino, CA  95054

Dear Jon,

    This letter supercedes the letter dated May 23, 1997.

    This is to inform you that Mercator hereby exercises the option to lease the Spectra space as defined in the Fourth Amendment of the Lease dated April 27, 1995.

    According to paragraph 6 of the Fourth Amendment, Mercator will lease for a 23 month term from November 1, 1997 to September 30, 1999, the current Spectra Biomedical space of approximately 10,000 square feet for $0.85 NNN/square foot. Since Mercator agrees to lease the Spectra space, Mercator will also exercise its option to extend its lease for the bottom floor from October 1, 1998 to September 30, 1999 for a monthly rental rate of $17,900 per month.

    In addition, according to paragraph 6 of the Fourth Amendment, WVP Income Plus III agreed to provide new carpet in carpeted areas and new VCT floor tiles as needed in laboratory areas for major obvious cracked or missing tiles and repaint the entire second floor space.

    Moreover, according to paragraph 12 of the Fourth Amendment, effective November 1, 1997, Mercator will be granted sole use of the side and rear doors for entry and exit purposes. The only exception will be in emergency exit situations required by other second floor tenants.

    Please contact Randy Schatzman at (415) 614-7028 to let us know on how to proceed. Thank you.

                                       Regards,

                                       /s/ Elliott Sigal
                                       Elliott Sigal, M.D., Ph.D.
                                       President and CEO


cc: Doug Given, M.D., Ph.D.
    Bob Momsen